SECURITIES PURCHASE AGREEMENT

                                    EX- 10.28

     This Securities Purchase Agreement ("Agreement") is entered into as of the 18th day of June, 1996, by and between Primedex Health Systems, Inc., a New York corporation ("Buyer"), and Norman R.
Hames ("Seller"), with reference to the following facts:

                                 R E C I T A L S

     A. Pursuant to the terms of that certain Securities Purchase Agreement, dated as of March 22, 1996, between Buyer and Diagnostic Imaging Services, Inc., a Delaware corporation ("DIS"), Buyer owns certain shares of the issued and outstanding common stock, par value $.01 per share (the "DIS Common Stock"), of DIS and a warrant to purchase additional shares of DIS Common Stock.

     B. Seller owns a total of 2,448,862 shares of DIS Common Stock (the "Shares") and warrants to purchase an additional 507,737 shares of DIS Common Stock (the "Warrants"). The Warrants ire evidenced by the Warrant Agreements identified in Exhibit A attached hereto (the "Warrant Agreements"). The Shares, the Warrants and the shares of DIS Common Stock issuable upon exercise of the 'Warrants are sometimes hereinafter collectively referred to as the "Securities."

     C. Buyer desires to purchase 'and Seller desires to shall all of the Shares and Warrants on the terms and conditions set forth herein.

     THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, Buyer and Seller hereby agree as follows:

     1.  Sale of Shares and Warrants.

         (a) Sale and Purchase. On the terms and subject to the conditions set forth herein, Buyer hereby agrees to purchase, and Seller hereby agrees to sell, all of the Shares and the Warrants free and clear of all liens, charges, encumbrances and claims of any nature.

         (b) Purchase Price. As full payment for the transfer and sale of the Shares and the Warrants to Buyer pursuant hereto, at the Closing (as hereinafter defined) Buyer shall issue to Seller (i) Buyer's Promissory Note in the original principal amount of $2,304,292, which Promissory Note shall be in the form attached hereto as Exhibit B-1 (the "Promissory Note"), (ii) Buyer Non-Negotiable Note in the original principal amount of $144,570, which note shall be in the form attached hereto as Exhibit B-2 (the "Non-Negotiable Note"), and (iii) an option to purchase 3,000,000 shares of the common stock of Buyer at an option price of $.60 per share, which option shall De granted pursuant to a Warrant to Purchase Agreement in the form attached hereto a Exhibit C (the "PHS Option Agreement").

     2. Representations by Seller. Seller hereby represents and warrants to Buyer as follows:

         (a) Seller has good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, other than: (i) restrictions on transferability imposed by applicable state and federal securities laws; (H) the warrants to purchase up to 104,300 of the Shares granted by Seller to Joseph Berman, the Berman IRA, Roy Doumani, Carol Doumani, the Doumani ERA, Genesis Investors, Arthur Hill & Company, LLP, Oppenheimer as Trustee for the Linden IRA pursuant to the Warrant Agreements dated as of September 2, 1994 (the "Hames Warrants"), a true and complete copy of which has been provided to Buyer; (iii) obligations to deliver 2,000 shares per month to Berman and his IRA and 2,000 shares per month to Oppenheimer for the Linden IRA for each month that the outstanding $125,000 obligations owed to each remains unpaid. Seller has full and unrestricted legal right, power and authority to sell, assign and transfer the Shares to Buyer in accordance with this Agreement and, except as described in clauses (i), (ii), and (iii) above, the delivery of stock certificates to Buyer in accordance with
Section 4 hereof will transfer valid title to the Shares, free and clear of all liens, encumbrances, claims and restrictions of every kind.

         (b) The Warrants were duly and validly granted and issued to Seller, and the Warrant Agreements constitute valid and binding agreements, enforceable against DIS in accordance with their respective terms. Seller has good and marketable title to the Warrants, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, other than restrictions on transferability set forth in the Warrant Agreements or imposed by applicable state and federal securities laws. Subject to obtaining the consent of DIS to the transfer of the Warrants to Buyer, the assignment of the Warrant Agreement to Buyer as described in Section 4 will transfer valid title to the Warrants and the Warrant Agreements to Buyer, free and clear of all liens, encumbrances, claims and restrictions of every kind, other than restrictions on transferability set forth in the Warrant Agreements or imposed by applicable state and federal securities laws. Seller has provided true and complete copies of each of the Warrant Agreements to Buyer.

         (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body that is binding upon Seller, (ii) violate any statute, law or regulation applicable to Seller with respect to the transactions contemplated herein or (iii) conflict with, result in their breach of the terms, conditions or provisions of or constitute a default, an event of default or event creating rights of acceleration, termination or cancellation under any note, instrument, agreement, mortgage, lease or other obligation to which Seller is a party or to which any of the Shares or the Warrants, or any of Seller's other properties, is subject.

         (d) Seller is not aware of any material adverse change in the business, assets, financial condition or prospects of DIS that is not disclosed in the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as filed by DIS with the Securities and Exchange Commission ("SEC"), or in the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995, as filed by DIS with the SEC. Seller will provide true and complete copies of said 10-K and 10-Q Reports to Buyer.

         (e) Except for the contingent right of Seller to acquire a portion of the outstanding preferred shares held by DVI Health Services, Inc. under certain circumstances, the Shares and the Warrants represent all equity interests in DIS or any of its affiliates held by Seller, including without limitations all rights to acquire any such equity interest.

         (f) As a result of any act or failure to act by Seller, no person or entity has, or as a result of the transactions contemplated hereby will have, any right, interest or valid claim against or upon Buyer or DIS for any commission, fee or compensation as a finder, broker or in any similar capacity.

     3. Representations by Buyer. Buyer represents and warrants to Seller as follows:

         (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the power and lawful authority to enter into this Agreement and to consummate the transactions provided for herein.

         (b) The execution and delivery of this Agreement and the related agreements (including without limitation the Promissory Note, the Non-Negotiable Note, and the PHS Option Agreement) referred to herein, and the consummation of the transactions contemplated hereby and thereby, have been or will prior to the Closing Date be duly and validly authorized by the board of directors of Buyer, and no other acts or proceedings on the part of Buyer will be necessary to authorize this Agreement or the related agreements or the transactions contemplated hereby and thereby.

         (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Articles of Incorporation of Buyer, (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body that is binding under Buyer, (iii) violate any statute, law or regulation applicable to Buyer with respect to the transactions contemplated herein or (iv) conflict with, result in a breach of the terms, conditions or provisions of or constitute a default, an event of default or event creating rights or acceleration, termination or cancellation under, any note, instrument, agreement, mortgage, lease or other obligations to which Buyer is a party or to which any of its properties is subject.


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





         (d) As a result of any act or failure to act by Buyer, no person or entity has, or as a result of the transactions contemplated hereby will have, any right, interest or valid claim against or upon Seller for any commission, fee or other compensation as a finder, broker or in any similar capacity.

         (e) There have not been any material adverse changes in the business, assets, financial condition or prospects of Buyer that are not disclosed in the Annual Report on Form 10-K for the fiscal year ended October 31, 1995, as filed by Buyer with the Securities and Exchange Commission ("SEC"), or in the Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1996, as filed by Buyer with the SEC. Buyer has provided true and complete copies of said 10-K and 10-Q Reports to Seller.

     4. Closing. The closing of the transactions provided for herein (the "Closing") shall take place at the offices of Buyer at 1516 Cotner Avenue, Los Angeles, California 90025, at 1:00 p.m. or June 25, 1996, or such other date agreed to by the parties (the "Closing Date"). At the Closing, (a) Seller shall deliver to Buyer (i) shares certificates representing the Shares, duly endorsed in blank or accompanied by executed stock assignment forms (in either event, with signatures guaranteed), and (ii) the executed originals of the Warrant Agreements, together with an Assignment of the Warrant Agreements, substantially in the form of Exhibit D attached hereto, duly executed by Seller and DIS, and
(b) Buyer shall deliver to Seller (i) a duly executed Promissory Note, (ii) a duly executed Non-Negotiable Note, and (iii) a duly executed PHS Option Agreement.

     5.  Additional Matters and Covenants.

         (a) Buyer understands and acknowledges that Arthur Hill & Co. LLP currently holds 16,500 of the Shares as security for its ability to exercise a five (5) year warrant granted by Seller on 16,500 of the Shares. Additionally 128,070 of the Shares are held in pledge to secure guarantees given by Seller for payment of DIS debt aggregating $250,000 plus interest. None of those Shares can be delivered unless and until the underlying obligations are satisfied or the warrant not exercised. Additionally, the 128,070 Shares may be reduced by 4,000 Shares for each month the $250,000 obligation is not discharged, commencing July 1, 1996.

         (b) Each of the parties hereto acknowledges that the execution of this Agreement and the consummation of the transactions provided for herein will result in certain filing obligations under applicable SEC rules and regulations, and Buyer and Seller each agrees to make all such filings on a timely basis in accordance with such SEC rules and regulations.

         (c) Upon the transfer of the Shares to Buyer pursuant hereto, Buyer agrees to be bound by the provisions of the Hames Warrants.

     6. Securities Representations. In addition to the other representations made in Section 3 hereof, Buyer hereby represents and warrants to Seller as follows:

         (a) Buyer acknowledges that the Securities are and will be acquired solely by and for the Buyer for investment and not as a nominee or agent for the benefit of any other person or entity, and Buyer has no current intention of distributing, reselling or assigning any of the Securities, other than in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations adopted by the SEC under the 1933 Act and any other applicable laws.

         (b) Buyer understands that none of the Securities have been registered under the 1933 Act and that DIS is under no obligation to register or assist Buyer in registering any of the Securities. Buyer further understands and agrees that the Securities must be held indefinitely unless subsequently registered under the 1933 Act or an exemption from registration under the 1933 Act covering any sale or any of the Securities is available. Buyer understands that legends reflecting these restrictions on transferability will be set forth on any certificates evidencing the Shares or any shares of DIS Common Stock issued as a result of the exercise of any Warrant.


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





         (c) Buyer is aware that (i) its investment in the Securities involves a possible degree of risk, lack of liquidity and substantial restriction on transferability and (ii) no federal or state agency has made any finding or determination as to the fairness for investment in, or any recommendation or endorsement of, any of the Securities.

         (d) Buyer has sufficient financial resources available to support the loss of all or a position of Buyer's investment in the Securities, has no need for liquidity with respect to its investment in the Securities and is able to bear the economic risk of the investment.

         (e) Buyer is sophisticated and experienced in financial, business and investment matters, is in the same business as DIS and is aware of DIS' financial condition and business affairs and, as a result, Buyer is in a position to evaluate the merits and risks of an investment in the Securities.

         (f) Buyer has relied solely upon the advice of its management personnel and advisors and independent investigators made by Buyer in deciding to invest in the Securities, and no oral or other representations other than those explicitly set forth in this Agreement have been made to Buyer regarding DIS or the Securities.

     7. Further Assurances. At the Closing, and from time to time thereafter, Seller shall execute and deliver to Buyer such other documents and instruments, and take such other actions, as Buyer may reasonably request in order to more fully vest in Buyer and to perfect its title to the Securities.

     8.  Miscellaneous.

         (a) Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including communications transmitted by facsimile) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, transmitted by facsimile or mailed by registered or certified mail (postage prepaid), return receipt requested, addressed as follows:

     If to Buyer: Primedex Health Systems, Inc.
                  1516 Cotner Avenue
                  Los, Angeles, CA 90025
                  Attention: Steven R. Hirschtick, Senior Vice President Fax No. (310)478-5810

     If to Seller:Norman R. Hames
                  1516 Cotner Avenue
                  Los Angeles, CA 90025
                  Fax No. (310) 478-5810

or to such other address or facsimile number as any party may designate by notice complying with the terms of this Section 8(a). Each such notice shall be deemed delivered (a) on the date delivered by personal delivery, (b) on the date of transmission with confirmation of transmission if by facsimile and (c) on the date upon which the return receipt as signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

         (b) Specific Performance. The parties hereto acknowledge that they have bargained for the performance of the specific duties and obligations of each of the parties contained in this Agreement and that, in the event of a default by any party hereunder, money damages will not adequately compensate the injured party. Accordingly, each party hereto agrees and consents to the specific performance of such party's duties and obligations hereunder by the valid judgment or decree of a court of competent jurisdiction in the event of such party's failure to perform such duties and obligations in accordance with their terms.


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





         (c) Successors in Interest. This Agreement shall be binding upon and shall inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

         (d) Choice of Law. It is the intention of the parties that the substantive laws of California shall govern the validity of the Agreement, the Construction of its terms and the interpretation of the rights and duties of the parties hereunder.

         (e) Severability. In the event any provision hereof shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (f) Integrated Agreement. The foregoing constitutes the entire agreement of the parties on the subject hereof, and there are no agreements or understandings between the parties relating to the sale of the Securities by Seller to Buyer other than those set forth herein.

         (g) Counter Execution. Separate copies of this Agreement may be signed by the parties hereto, with the same effect as though all of the parties had signed one copy of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first above written.


                                       PRIMEDEX HEALTH SYSTEMS, INC.



                                       By:  /s/ Herm Rosenman
                            Herm Rosenman, President



                                        /s/ Norman R. Hames
                                       Norman R. Hames




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




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

[Registrant]                              PRIMEDEX HEALTH SYSTEMS, INC.


Date:  August 13, 1997                    /s/ Howard G. Berger, M.D., President
                                          -------------------------------------
                       Howard G. Berger, M.D., President,
                                      Treasurer and Principal Financial Officer



      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:



By  /s/  Howard G. Berger, M.D.
      Howard G. Berger, M.D.

Date: August 13, 1997



By  /s/ Jaana Shellock
      Jaana Shellock

Date: August 13, 1997



By  /s/ Norman Hames
      Norman Hames

Date: August 13, 1997